UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2009
NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-07964 Commission File Number	73-0785597 (I.R.S. Employer Identification No.)

100 Glenborough, Suite 100
Houston, Texas (Address of principal executive offices)		77067 (Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Noble Energy, Inc. (the “Company”) hereby files this amendment to the Form 8-K filed by the Company on February 2, 2009 to include additional disclosure under Item 5.02(d) regarding the appointment of Eric P. Grubman to certain committees of the Company’s board of directors. The disclosure under Items 5.02 and 9.01 in the previous report is not affected by this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (d) Election of Director.
     On April 28, 2009, the Company’s board of directors appointed Eric P. Grubman to the Audit Committee and the Corporate Governance and Nominating Committee of the Company.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: April 28, 2009	By:	/s/ Arnold J. Johnson
Arnold J. Johnson
Senior Vice President, General Counsel & Secretary